UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2022

CARNEY TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39779	85-2832589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Ramona Street

Palo Alto, CA 94301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	CTAQU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	CTAQ	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	CTAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 20, 2022, Carney Technology Acquisition Corp. II filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission. This amendment to Form 8-K supplements the Original Form 8-K with information provided by the Continental Stock Transfer and Trust Company including the final amount being redeemed from the Trust Account (as defined below), the per-share redemption price and corrects the date of the event on the cover page. Except as described above, all other information in the Original Form 8-K remains unchanged.

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2022, Carney Technology Acquisition Corp. II (the “Company”) issued a promissory note (the “Note”) in the principal amount of up to $2,340,533.00 to Carney Technology Sponsor II LLC (the “Sponsor”), pursuant to which the Sponsor agreed to loan the Company up to $2,340,533.00, in connection with the extension of the Company’s time to consummate a business combination from December 14, 2022 to June 14, 2023.

On December 19, 2022, the Company deposited $390,088.68 of such funds into the Company’s trust account (the “Trust Account”), which amount will be included in the pro rata amount distributed to (i) all of the holders of the Class A common stock sold in the Company’s initial public offering (“Public Shares”) upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of the Company’s initial business combination.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company. Notwithstanding the foregoing, the Sponsor may elect to convert up to $1,200,000 of the unpaid principal balance of the Note into that number of units, each unit consisting of one share of Class A common stock of the Company and one third of one warrant, each whole warrant exercisable for one share of Class A common stock of the Company.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, the Company held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to extend the date by which the Company must consummate its initial business combination from December 14, 2022 to June 14, 2023 (or such earlier date as determined by the Company’s board of directors (the “Board”). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 14, 2022.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of at least 25,606,251 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of November 10, 2022, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s stockholders voted on the following proposals, each of which was approved:

(1) The Extension Amendment Proposal - a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate its initial business combination from December 14, 2022 to June 14, 2023 (or such earlier date as determined by the Board). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
37,738,742	1,327,702	62,796

(2) The Director Election Proposal - to elect two persons as Class I directors (to serve until the annual meeting to be held in 2025 or until a successor is elected and qualified or their earlier resignation or removal). The following is a tabulation of the votes with respect to the election of directors, each of whom was elected by the Company’s stockholders:

Name	For	Withheld
Carole Goode	31,781,104	7,348,136
Lieutenant General (Rt.) Robert Ferrell	31,781,107	7,348,133

In connection with the Meeting, stockholders holding 30,497,783 of the Company’s common stock (the “Public Shares”) exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $307,449,413.30 (approximately $10.08 per share) will be removed from the Company’s trust account to pay such holders. Following redemptions, the Company will have 9,752,217 Public Shares outstanding.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

3.1	Amendment to the Certificate of Incorporation of the Company.

10.1	Promissory Note issued to the Sponsor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2022	Carney Technology Acquisition Corp. II

	By:	/s/ David Roberson
	Name:	David Roberson
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board